Exhibit 32.1

CERTIFICATION IN ACCORDANCE WITH
18 U.S.C. SECTION 1350
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Boundless Motor Sports Racing, Inc. (the “Company”) for the period ending March 31, 2004 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Paul A. Kruger, Chief Executive Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul A. Kruger
Paul A. Kruger
Chief Executive Officer
Date: May 24, 2004